                                                                EXHIBIT 10.18(c)


                     CONSENT, WAIVER AND THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


         THIS CONSENT, WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment"), dated as of July 31, 2000, is among SOFTWARE SPECTRUM, INC., a corporation duly organized and validly existing under the laws of the State of Texas (the "Borrower"), each of the banks or other lending institutions which is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"), THE CHASE MANHATTAN BANK, individually as a Bank and as administrative agent for itself and the other Banks (in its capacity as administrative agent, together with its successors in such capacity "Administrative Agent") and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION (formerly known as Texas Commerce Bank National Association), individually as a Bank and as collateral agent for itself and the other Banks (in its capacity as collateral agent, together with its successors in such capacity, the "Collateral Agent").

                                    RECITALS:

         The Borrower, the Banks, the Administrative Agent and the Collateral Agent have entered into that certain Amended and Restated Credit Agreement dated as of March 11, 1998 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of August 15, 1998, and that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 23, 1999, the "Agreement").

         The Borrower has informed the Administrative Agent and the Banks that it intends to sell in two or more unrelated transactions (i) the assets of its Customer Relationship Management Business, which is operated through Borrower's wholly owned subsidiary, Software Spectrum CRM, Inc., and which had a book value of approximately $3,000,000 as of April 30, 2000; and (ii) substantially all of the assets relating to its "Professional Services" business, a division of Spectrum Integrated Services, Inc. (the "Business"), which assets had a book value as of April 30, 2000, of approximately $12,037,000 and which business operated out of 16 locations prior to the discontinuation of operations at 10 locations as of May 31, 2000 (the transactions referred to in clauses (i) and (ii) above being collectively referred to herein as the "Asset Sales"). The Borrower has requested that the Administrative Agent, the Collateral Agent and the Banks consent to the Borrower's departure from the covenant contained in
Section 9.8 of the Agreement (the "Applicable Covenant") which restricts the Borrower's ability to sell its assets.

         In accordance with the terms and conditions of this Amendment, Administrative Agent, Collateral Agent and the Banks consent to Borrower's departure from the Applicable Covenant in order to allow the Asset Sales to occur.

         Borrower has advised the Agent and the Banks that Events of Default have occurred under subsection 11.1(c) of the Agreement as a result of the Borrower's failure to comply with the covenants set forth in Section 10.4 of the Agreement as of and for the Fiscal Quarter ending


CONSENT, WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
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

April 30, 2000, and as of and for the two consecutive Fiscal Quarters ending April 30, 2000 (collectively, the "Existing Defaults" and the covenants described above, herein the "Violated Covenants"). Borrower has also advised the Agent and the Banks that it projects an Event of Default to occur under subsection 11.1(c) of the Agreement as a result of the Borrower's failure to comply with the covenants set forth in Section 10.4 of the Agreement as of and for the two consecutive Fiscal Quarters ending July 31, 2000 (the "Projected Default").

         The Borrower has requested that the Administrative Agent, Collateral Agent and Banks waive the Existing Defaults and the Projected Default.

         In accordance with the terms and conditions of this Amendment, each of the Administrative Agent, Collateral Agent and the Banks waive the Existing Defaults and the Projected Default.

         The Borrower, the Banks, the Administrative Agent and the Collateral Agent also desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                   Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE 2

                                     Consent

         Section 2.1 Consent. Administrative Agent, Collateral Agent and the Banks hereby consent to Borrower's departure from the Applicable Covenant in order to allow the Asset Sales to occur and agree that such departure will not result in a Default under the Agreement.

         Section 2.2 Limitation of Consent. The consent set forth in Section 2.1 shall not be deemed a consent to the departure from or waiver of (a) the Applicable Covenant for any purpose other than to permit the Asset Sales or (b) any other covenants or condition in any Loan Document or (c) any Event of Default that otherwise may arise as a result of the Asset Sales. The failure to comply with the Applicable Covenant for any other sale of assets shall constitute an Event of Default. Any computation of asset sales in order to determine the Borrower's compliance with clause (e) in Section 9.8 of the Agreement shall not include the assets sold in the Asset Sales.



CONSENT, WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
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

                                   ARTICLE 3

                                     Waiver

         Section 3.1 Waiver. Administrative Agent, Collateral Agent and the Banks hereby waive the Existing Defaults and the Projected Default and agree not to exercise any rights or remedies available as a result of the occurrence thereof.

         Section 3.2 Limitation of Waiver. The waiver specifically described in
Section 3.1 shall not constitute and shall not be deemed a waiver of any other Default, whether arising as a result of the further violation the Violated Covenants or otherwise, or a waiver of any rights or remedies arising as a result of such other Defaults. The failure to comply with the Violated Covenants for any date, or any period ending on any date, for reasons other than those described in the definitions of "Existing Defaults" and "Projected Default" shall constitute an Event of Default.

                                   ARTICLE 4

                                   Amendments

         Section 4.1 Amendment to Section 10.1. Effective as of April 30, 2000,
Section 10.1 of the Agreement is amended in its entirety to read as follows:

                  Section 10.1 Consolidated Net Worth. The Borrower will at all times maintain the sum of (a) all amounts which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of the Borrower ad the Subsidiaries; minus (b) the amount at which shares of capital stock of the Borrower is contained among the assets on the balance sheet of the Borrower and the Subsidiaries; minus
         (c) the aggregate amount of net income (or plus net loss, as applicable) accruing from May 1, 1999, through October 31, 2000, attributable to operations of the Business (including any gain or loss incurred as a result of the Asset Sales, such terms "Business" and "Asset Sales" each as defined in the Consent, Waiver and Third Amendment to Amended and Restated Credit Agreement dated July 31, 2000, among the parties to this Agreement [the "Third Amendment"]), to be an amount not less than Seventy-Four Million Dollars ($74,000,000).

         Section 4.2 Amendment to Section 10.2. Effective as of April 30, 2000, the definition of "EBITDA" in Section 10.2 of the Agreement is amended and restated to read as follows:

                  "EBITDA" means, for any period and any Person, the total of the following each calculated without duplication on a consolidated basis for such

CONSENT, WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
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

         period: (a) Net Income; plus (b) any provision for (or less any benefit from) income or franchise taxes included in determining Net Income; plus (c) Interest Expense deducted in determining Net Income; plus (d) amortization and depreciation expense deducted in determining Net Income; and, for the purpose of calculating compliance with the covenant in Section 10.2 in any calculation of EBITDA that includes the Borrower's consolidated performance for the Fiscal Quarter ended April 30, 2000, minus (e) the aggregate amount of all income (or plus the aggregate amount of all expenses, as applicable) included in the calculations of the amounts in clauses (a) through (d) above accruing for such Fiscal Quarter and attributable to operations of the Business (including any income or expense accrued as a result of the Asset Sales, such terms "Business" and "Asset Sales" each as defined in the Third Amendment).

         Section 4.3 Amendment to Exhibit "D". Effective as of April 30, 2000, "Exhibit D" to the Agreement is amended and restated in its entirety as set forth on Exhibit "D" to this Amendment.

                                   ARTICLE 5

         Section 5.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) Administrative Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Administrative Agent.

                           (i) Resolutions. Resolutions of the Board of
                  Directors (or other similar authorizing documents) of the Borrower certified by its Secretary, an Assistant Secretary, or another authorized Person that authorize its execution, delivery, and performance of this Amendment and the Loan Documents to which it is or is to be a party hereunder.

                           (ii) Amendment Fee. The fees payable under that
                  certain letter from Administrative Agent to the Borrower dated July 31, 2000.

                           (iii) Additional Information. Administrative Agent
                  shall have received such additional documentation and information as Administrative Agent may request; and

                  (b) After giving effect to this Amendment, the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;


CONSENT, WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
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

                  (c) After giving effect to this Amendment, no Default shall have occurred and be continuing; and

                  (d) All proceedings taken in connection with this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to Administrative Agent.

                                   ARTICLE 6

                                  Miscellaneous

         Section 6.1 Release of Collateral. Each of the Banks hereby consents to Collateral Agent's executing, on behalf of each Bank, such agreements, certificates and other documents necessary to release (or evidence or give notice of the release of) the Collateral Agent's Liens on any Collateral sold as part of the Asset Sales.

         Section 6.2 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, the Banks and the Agents agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Section 6.3 Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and the Banks as follows: (a) after giving effect to this Amendment, no Default has occurred and is continuing; (b) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of Borrower and each Obligated Party and does not and will not: (1) violate any provision of law applicable to Borrower or any Obligated Party, the certificate of incorporation, bylaws, partnership agreement, membership agreement, or other applicable governing document of Borrower or any Obligated Party or any order, judgment, or decree of any court or agency of government binding upon Borrower or any Obligated Party; (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower or any Obligated Party; (3) result in or require the creation or imposition of any material lien upon any of the assets of Borrower or any Obligated Party; or (4) require any approval or consent of any Person under any material contractual obligation of Borrower or any Obligated Party; and (d) except as previously disclosed to Administrative Agent, the articles of incorporation, bylaws, partnership agreement, certificate of limited partnership, membership agreement, articles of organization or other


CONSENT, WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
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


applicable governing document of the Borrower and each Obligated Party, resolutions of the Borrower attached as Exhibit B to its Secretary's Certificate dated as of March 6, 1998, and resolutions of Spectrum Integrated Services, Inc. attached as Exhibit B to its Secretary's Certificate dated as of March 6, 1998, have not been modified or rescinded since March 6, 1998, and remain in full force and effect, and the officers identified in each such Secretary's Certificate continue to hold the offices set forth in such certificate.

         IN ADDITION, TO INDUCE THE ADMINISTRATIVE AGENT AND THE BANKS TO AGREE TO THE TERMS OF THIS AMENDMENT, BORROWER AND EACH OBLIGATED PARTY (BY ITS EXECUTION BELOW) REPRESENT AND WARRANT THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT.

         Section 6.4 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 6.5 Expenses of Agents. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Administrative Agent or Collateral Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of Administrative Agent's legal counsel.

         Section 6.6 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 6.7 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

         Section 6.8 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Banks, the Agents and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.


CONSENT, WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
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

         Section 6.9 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 6.10 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 6.11 ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Executed as of the date first written above.

                                   BORROWER:

                                   SOFTWARE SPECTRUM, INC.


                                   By: /s/ Keith R. Coogan
                                       ------------------------------------
                                       Keith R. Coogan
                                       President & Chief Operating Officer

                                   ADMINISTRATIVE AGENT:

                                   THE CHASE MANHATTAN BANK, individually
                                   as a Bank and as the Administrative Agent


                                   By: /s/ Jim L. Holloway
                                       ------------------------------------
                                       Jim L. Holloway
                                       Senior Vice President


CONSENT, WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
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

                                   COLLATERAL AGENT:

                                   CHASE BANK OF TEXAS,
                                   NATIONAL ASSOCIATION
                                   (formerly known as Texas
                                   Commerce Bank National
                                   Association), individually
                                   as a Bank and as the
                                   Collateral Agent


                                   By: /s/ Chris D. Capriotti
                                       ------------------------------------
                                       Name:    Chris D. Capriotti
                                       Title VP

                                   OTHER BANKS:

                                   NATIONAL CITY BANK, KENTUCKY


                                   By: /s/ Kevin L. Anderson
                                       ------------------------------------
                                   Name:  Kevin L. Anderson
                                   Title:  Vice President

                                   PNC BANK, NATIONAL ASSOCIATION


                                   By: /s/ James M. Steffig
                                       ------------------------------------
                                   Name:  James M.  Steffig
                                   Title:  Vice President

                                   FOOTHILL CAPITAL CORPORATION


                                   By: /s/ Michael P. Baranowski
                                       ------------------------------------
                                   Name:  Michael P. Baranowski
                                   Title:  Vice President


CONSENT, WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
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

                                 ACKNOWLEDGMENT


         The undersigned hereby consents and agrees to this Amendment, and hereby ratifies and confirms each of the Loan Documents to which it is a party and agrees that such Loan Documents continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Witness due execution hereof by the undersigned as of the date first written above.

                                      SPECTRUM INTEGRATED SERVICES, INC.



                                       By: /s/ Keith R. Coogan
                                           ----------------------------------
                                           Keith R. Coogan,  President,
                                           Executive Vice President and
                                           Assistant Secretary

CONSENT, WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
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

                                   EXHIBIT "D"
                                       to
                             SOFTWARE SPECTRUM, INC.
                     CONSENT, WAIVER AND THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

                             Compliance Certificate

                             COMPLIANCE CERTIFICATE
                                     for the
                        quarter ending ________ __, ____



To:      The Chase Manhattan Bank,
         as administrative agent
         600 Fifth Avenue, 4th Floor
         New York, New York 10020

         and each Bank

Ladies and Gentlemen:

         This Compliance Certificate (the "Certificate") is being delivered pursuant to Section 8.1(c) of that certain Amended and Restated Credit Agreement (as amended, the "Agreement") dated as of March 11, 1998 among SOFTWARE SPECTRUM, INC. (the "Borrower"), THE CHASE MANHATTAN BANK, as administrative agent, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as collateral agent and the Banks named therein. All capitalized terms, unless otherwise defined herein, shall have the same meanings as in the Agreement. All the calculations set forth below shall be made pursuant to the terms of the Agreement.

         The undersigned, an authorized financial officer of the Borrower, does hereby certify to the Agent and the Banks that:

1.       DEFAULT.

         No Default has occurred and is continuing or if a Default has occurred and is continuing, I have described on the attached Exhibit "A" the nature thereof and the steps taken or proposed to remedy such Default.

                                                                                                         Compliance
                                                                                                         ----------
2.      SECTION 8.1 - FINANCIAL STATEMENTS AND RECORDS

        (a)  Annual audited financial statements of Borrower on or before                          Yes       No  N/A
             91 days after the end of each Fiscal Year.

        (b)  Quarterly unaudited financial statements of Borrower on a                             Yes       No N/A
             consolidated and consolidating basis within 46 days of each
             Fiscal Quarter end.

        (c)  Borrowing Base Report together with the Receivables Reports                           Yes       No N/A
             within 20 days of each month end or within 20 days of any other date required by the Administrative Agent.


EXHIBIT "D" - Compliance Certificate - Page 1

        (d)  If Daily Collection Event occurs, Receivable Reports                                  Yes       No  N/A

             (i)  weekly or
             (ii) daily

        (e)  Projections within 30 days before the start of each Fiscal                            Yes       No  N/A
             Year.

3.      SECTION 8.10 - COLLATERAL MATTERS

        (a)  Aggregate book value of inventory held by third                       $__________
             parties                                                               $ 2,500,000
        (b)  Limit                                                                                 Yes       No
        (c)  Collateral perfection/protection required                                             Yes       No
        (d)  Material Subsidiary created or acquired?                                              Yes       No
        (e)  If line (d) is yes, have 8.10(b) and (c) collateral measures been taken?

4.      SECTION 9.1  - DEBT

        No Additional Debt except:

        (a)  Purchase money not to exceed:                                         $ 5,000,000
             Actual Outstanding:                                                   $__________     Yes       No
        (b)  Guaranties of surety and other bonds not to                           $ 4,000,000
             exceed:                                                               $__________     Yes       No
             Actual Outstanding:
        (c)  Outstanding Guaranties of permitted Debt of                           $__________     Yes       No
             Foreign Subs and Foreign Ventures
        (d)  Outstanding Loans, advances, other extensions of
             credit, investments and contributions to Foreign
             Subs (excluding Software Spectrum Canada in an
             amount up to the gross Dollar amount of                               $__________     Yes       No
             receivables of Software Spectrum Canada) and                          $__________
             Foreign Ventures                                                                      Yes       No
        (e)  Total Foreign Subsidiary Obligations (line 4(c)
             plus 4(d))                                                            $__________
        (f)  Foreign Subsidiary Limit                                                              Yes       No
             (i)  $30,000,000 plus                                                 $10,000,000
             (ii) if 9.1(e)(ii) test satisfied $10,000,000                         $__________     Yes       No
        (g)  Acquisition Debt incurred in any Fiscal Year not
             to exceed                                                             $20,000,000
             Actual incurred in current Fiscal Year                                $__________     Yes       No
             (note:  Incurrence Test must also be met)
        (h)  Unsecured Vendor Debt not to exceed                                   $ 5,000,000
             Actual Outstanding                                                    $__________     Yes       No

EXHIBIT "D" - Compliance Certificate - Page 2

             (note:  Incurrence Test must also be met)
        (i)  Unsecured Short Term Bank Debt not to exceed
             Actual Outstanding

5.      SECTION 9.3 - MERGERS, ETC.

        (a)  Has acquisition been consummated since last Compliance                                Yes               No
             Certificate?
        (b)  If line (a) yes, Purchase Price                                       $__________
        (c)  Aggregate Purchase Prices from prior acquisitions
             under 9.3 in current Fiscal Year                                      $__________
        (d)  Purchase Price Limit per transaction                                  $ 5,000,000     Yes        No     N/A
        (e)  Aggregate Purchase Price Limit per Fiscal Year                        $10,000,000     Yes        No     N/A
        (f)  Were the conditions in clauses (a) through (e) of
             Section 9.3(iv) satisfied with respect to each                                        Yes        No     N/A
             acquisition ?

6.      SECTION 9.4 - DIVIDENDS

        (a)  Stock repurchases pursuant to stock repurchase
             program in existence at closing date not to exceed
             (note: no further stock repurchases permitted
             under this clause (a) after 1/31/99)                                  $ 1,750,000
             Actual such repurchases since Closing Date:                           $__________     Yes        No     N/A
        (b)  Stock repurchases pursuant to 7/98 stock
             repurchase program not to exceed (note: no
             further stock repurchases permitted under this
             clause (b) after _______________)
             Actual such repurchases since 8/31/98 (excluding                      $__________     Yes        No
             those included in clause (a))                                         $__________
        (c)  Stock repurchases for applicable period not to                        $__________     Yes        No
             exceed:
             Actual repurchases during the applicable period:
        (d)  Attach as schedule evidence of compliance with
             Section 9.4(iii) with respect to dividends and other
             stock repurchases                                                                     Yes        No     N/A

7.      SECTION 9.8 - DISPOSITION ASSETS

        (a)  Book Value of asset disposed of in sale leaseback
             transaction within the last 12 months                                 $__________
             Actual not to exceed:                                                 $   500,000     Yes        No     N/A
        (b)  Book value of assets disposed of within the last 12                   $__________
             months                                                                $   500,000     Yes        No     N/A
             Actual not to exceed:


EXHIBIT "D" - Compliance Certificate - Page 3

8.      SECTION 9.10 - PREPAYMENT OF DEBT

        No prepayment of Debt except:

        (a)  Obligations
        (b)  Foreign Sub Debt Guaranteed
        (c)  Prepayment of other Debt limited in any Fiscal Year to:          $    500,000
        (d)  Aggregate amount of other Debt so prepaid in
             current Fiscal Year                                              $___________        Yes        No     N/A

9.      SECTION 10.1 - CONSOLIDATED NET WORTH

        (a)  Required Consolidated Net Worth                                  $ 74,000,000
        (b)  Actual Consolidated Net Worth
             (i)   shareholders equity                                        $___________
             (ii)  minus treasury stock                                       $___________
             (iii) minus the gains (or plus losses, as applicable)
                   accruing between May 1, 1999, and October
                   31, 2000, attributable to operations of the
                   Business (including any gain or loss on the
                   Asset Sales)                                               $___________
             (iv)  Actual Consolidated Net Worth                              $___________        Yes        No     N/A


10.     SECTION 10.2 - INTEREST COVERAGE

        (a)  Net Income for applicable period                                 $___________
        (b)  Plus net provisions for tax                                      $___________
        (c)  Plus Interest Expense                                            $___________
        (d)  Plus amortization and depreciation                               $___________
        (e)  Minus, if applicable, gains (or plus losses) from
             Business or Assets Sales during Fiscal Quarter
             ended 4-30-00                                                    $___________
        (f)  Borrower EBITDA: 10(a) plus 10(b), 10(c) and
             10(d), minus (or plus) 10(e)                                     $___________
        (g)  Unfinanced Capital Expenditures                                  $___________        Yes               No
        (h)  (line 10(f) minus line 10(g))                                    $___________
        (i)  Interest Expense                                                 $___________
        (j)  Interest Coverage (line 10(h) divided by line 10(i)                  ___:1.00
        (k)  Minimum Interest Coverage                                            ___:1.00

11.     SECTION 10.3 - CAPITAL EXPENDITURE LIMITS

        (a)  Capital Expenditure limit for the period                         $___________
        (b)  Actual Capital Expenditures                                      $___________        Yes               No


12.     SECTION 10.4 - NET INCOME


EXHIBIT "D" - Compliance Certificate - Page 4

        (a)  Net Income (most recent Fiscal Quarter)                          $___________
        (b)  less than -$2,500,000?                                                               Yes        No
        (c)  Net Income (previous Fiscal Quarter)                             $___________
        (d)  12(a) plus 12(c) less than $3,000,000?                                               Yes        No

13.     DETERMINATION OF MARGIN AND FEES

        (a)  Borrower EBITDA: From 10(f)                                      $___________
        (b)  All Capital Expenditures (financed and
             unfinanced)                                                      $___________
        (c)  Actual technical support contract Capital
             Expenditures not to exceed $1,500,000 incurred in
             the period through the Fiscal Quarter ending
             January 31, 1999                                                 $___________
        (d)  (line 13(a) minus the positive sum of (i) line 13(b)
                          minus (ii), if calculated for a period              $___________
                          prior to February 1, 1999, line 13(c))                  ___:1.00
        (e)  Interest Expense                                                                     Yes        No
        (f)  Interest Coverage Ratio (line 13(d) divided by line
             13(e))
        (g)  Adjustment to margin and fees required by                            _______%
             Section 3.2?                                                         _______%
        (h)  If adjustment required, set forth below new                          _______%
             margins and fees in accordance with Section 3.2:
             (i)   Base Margin
             (ii)  Libor Rate Margin and LC Fee
             (iii) Commitment Fee

14.     ATTACHED SCHEDULES

        Attached hereto as schedules are the calculations supporting the computation set forth above in this Certificate. All information contained herein and on the attached schedules is true and correct.

15.     FINANCIAL STATEMENTS

        The unaudited financial statements attached hereto were prepared in accordance with GAAP but presented in accordance with the interim reporting rules and regulations of the Securities and Exchange Commission and fairly present (subject to year end audit adjustments) the financial conditions and the results of the operations of the Persons reflected thereon, at the date and for the periods indicated therein.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate effective this _______ day of ____________, _______.


EXHIBIT "D" - Compliance Certificate - Page 5

                                     SOFTWARE SPECTRUM, INC.

                                     By:
                                          ----------------------------
                                     Name:
                                           ---------------------------
                                     Title:
                                            --------------------------


EXHIBIT "D" - Compliance Certificate - Page 6